Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

On August 3, 2021, Weingarten Realty Investors (“WRI”) merged with and into Kimco Realty Corporation (“Kimco”), with Kimco continuing as the surviving public company (the “Merger”), pursuant to the definitive merger agreement (the “Merger Agreement”) between Kimco and Weingarten entered into on April 15, 2021. Under the terms of the Merger Agreement, each WRI common share was entitled to (a) $2.89 in cash (which we refer to as the “cash consideration”) and (b) 1.408 newly issued shares of Kimco’s common stock, par value $0.01, (which we refer to, together with cash in lieu of fractional shares, as the “stock consideration” and together with the cash consideration, the “Merger Consideration”), subject to certain adjustments specified in the Merger Agreement.

 On July 15, 2021, Weingarten’s Board of Trust Managers declared a special cash distribution of $0.69 per WRI common share (the “Special Distribution”) paid on August 2, 2021 to shareholders of record on July 28, 2021.  The Special Distribution was paid in connection with the Merger and to satisfy REIT taxable income distribution requirements.  Under the terms of the Merger Agreement, Weingarten’s payment of the Special Distribution adjusted the cash consideration paid by Kimco at the closing of the Merger from $2.89 per WRI common share to $2.20 per WRI common share and had no impact on the payment of the common share consideration of 1.408 newly issued shares of Kimco common stock for each WRI common share owned immediately prior to the effective time of the Merger.  The total value of consideration paid by Kimco at the close of the Merger was $4.1 billion.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 is an update to Exhibit 99.3 to Form 8-K/A filed on August 17, 2021.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 has been prepared as if the Merger occurred on January 1, 2021. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of what the actual operating results would have been had the Merger occurred on January 1, 2021, nor do they purport to represent Kimco’s future operating results.

Amounts recorded in connection with the Merger are based on the final valuation. Assumptions and estimates underlying the adjustments to the unaudited pro forma condensed combined statement of operations are described in the accompanying notes. These adjustments are based on available information and assumptions that management of Kimco considered to be reasonable. The unaudited pro forma condensed combined statement of operations do not purport to: (i) represent the results of Kimco’s operations that would have occurred had the Merger occurred on January 1, 2021; or (ii) project Kimco’s results of operations as of any future date or for any future period, as applicable.

During the period from January 1, 2021 to August 2, 2021, the date immediately preceding the effective date of the Merger, WRI acquired and disposed of various real estate operating properties. None of the assets acquired or disposed by the respective companies during this period exceeded the significance level individually or in aggregate, which requires the presentation of pro forma financial information pursuant to Regulation S-X, Article 11.  As such, the following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 does not include pro forma adjustments to present the impact of these insignificant acquisitions and dispositions as if they occurred on January 1, 2021. The impact of these insignificant acquisitions and dispositions are reflected in the historical consolidated statement of operations for the year ended December 31, 2021.

The unaudited pro forma condensed combined statement of operations has been developed from, and should be read in conjunction with, the consolidated financial statements of Kimco and accompanying notes thereto included in Kimco’s Annual Report filed on Form 10-K for the year ended December 31, 2021, the consolidated financial statements of WRI and accompanying notes thereto included in WRI’s Annual Report filed on Form 10-K for the year ended December 31, 2020 and Quarterly Report filed on Form 10-Q for the six month period ended June 30, 2021, and the accompanying notes to the unaudited pro forma condensed combined financial statements. In Kimco’s opinion, all transaction adjustments necessary to reflect the Merger with WRI and the issuance of Kimco’s shares have been made.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
(in thousands, except per share data)

	Kimco Historical (1)	WRI Historical Note 2 (2)	Reclassification Adjustments Note 3	Transaction Accounting Adjustments	Note 4	Kimco Pro Forma

Revenues
Revenues from rental properties, net	$1,349,702	$278,907	$3,543	$(2,440)	a	$1,629,712
Management and other fee income	14,883	6,885	(3,543)	-		18,225
Total revenues	1,364,585	285,792	-	(2,440)		1,647,937

Operating expenses
Rent	(13,773)	-	(1,847)	-		(15,620)
Real estate taxes	(181,256)	(38,291)	-	-		(219,547)
Operating and maintenance	(222,882)	(54,582)	1,432	-		(276,032)
General and administrative	(104,121)	(25,081)	582	-		(128,620)
Impairment charges	(3,597)	(460)	-	-		(4,057)
Depreciation and amortization	(395,320)	(91,726)	-	(58,073)	b	(545,119)
Merger charges	(50,191)	-	-	-		(50,191)
Total operating expenses	(971,140)	(210,140)	167	(58,073)		(1,239,186)

Gain on sale of properties	30,841	12,992	-	-		43,833

Operating income	424,286	88,644	167	(60,513)		452,584

Other income/(expense)
Other income, net	19,810	(2,891)	(167)	8,753	c	25,505
Gain on marketable securities, net	505,163	-	-	-		505,163
Interest expense	(204,133)	(39,725)	-	22,892	d	(220,966)
Income before income taxes, net, equity in income of joint ventures, net, and equity in income from other investments, net	745,126	46,028	-	(28,868)		762,286

(Provision)/benefit for income taxes, net	(3,380)	(383)	-	-		(3,763)
Equity in income of joint ventures, net	84,778	10,102	-	(4,271)	e	90,609
Equity in income of other investments, net	23,172	-	-	-		23,172

Net income	849,696	55,747	-	(33,139)		872,304

Net income attributable to noncontrolling interests	(5,637)	(5,003)	-	2,691	f	(7,949)

Net income attributable to the company	844,059	50,744	-	(30,448)		864,355

Preferred dividends	(25,416)	-	-	-		(25,416)

Net income available to the company's common shareholders	$818,643	$50,744	$-	$(30,448)		$838,939

Per common share:
Net income available to the company's common shareholders:
-Basic	$1.61	$0.40				$1.37
-Diluted	$1.60	$0.40				$1.36
Weighted average shares:
-Basic	506,248	126,581			g	611,412
-Diluted	511,385	127,677			g	615,775

(1)	Historical financial information of Kimco is derived from the Annual Report filed on Form 10-K for the year ended December 31, 2021.

(2)
Historical financial information of WRI represents the operations of WRI for the period January 1, 2021 to August 2, 2021, the date immediately preceding the effective date of the Merger.  The financial information for this period is derived from the books and records of WRI.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Note 1. Overview

During the preparation of the unaudited pro forma condensed combined statement of operations, Kimco did not become aware of any material differences between accounting policies of Kimco and WRI, except for certain reclassifications necessary to conform to Kimco’s financial presentation, and accordingly, the unaudited pro forma condensed combined statement of operations do not assume any material differences in accounting policies between Kimco and WRI. To the extent identified, certain reclassifications have been reflected in the reclassification adjustments to conform WRI’s financial statement presentation to that of Kimco.

The pro forma adjustments represent Kimco’s management’s estimates based on information available as of the date of the condensed combined statement of operations. The pro forma condensed combined statement of operations does not reflect the impact of possible revenue or earnings enhancements, cost savings from operating efficiencies or synergies, or asset dispositions.

The pro forma statement of operations for the year ended December 31, 2021 combine the historical condensed consolidated statements of operations of Kimco and WRI, giving effect to the Merger as if it had been consummated on January 1, 2021, the beginning of the earliest period presented.

Note 2. WRI Historical

The historical financial information of WRI represents the operations of WRI for the period January 1, 2021 to August 2, 2021, the date immediately preceding the effective date of the Merger.  The financial information for this period is derived from the books and records of WRI.  The following table summarizes the historical amounts derived from the WRI Quarterly Report filed on Form 10-Q for the six months ended June 30, 2021 and the historical amounts derived from the books and records of WRI for the period July 1, 2021 to August 2, 2021 (in thousands):

	WRI Historical
	January 1, 2021 to June 30, 2021	July 1, 2021 to August 2, 2021	January 1, 2021 to August 2, 2021

Revenues
Revenues from rental properties, net	$238,091	$40,816	278,907
Management and other fee income	5,945	940	6,885
Total revenues	244,036	41,756	285,792

Operating expenses
Real estate taxes	(33,020)	(5,271)	(38,291)
Operating and maintenance	(46,054)	(8,528)	(54,582)
General and administrative	(22,295)	(2,786)	(25,081)
Impairment charges	(447)	(13)	(460)
Depreciation and amortization	(78,578)	(13,148)	(91,726)
Total operating expenses	(180,394)	(29,746)	(210,140)

Gain on sale of properties	9,611	3,381	12,992

Operating income	73,253	15,391	88,644

Other income/(expense)
Other income, net	(3,059)	168	(2,891)
Interest expense	(33,922)	(5,803)	(39,725)
Income before income taxes, net, equity in income of joint ventures, net, and equity in income from other investments, net	36,272	9,756	46,028

(Provision)/benefit for income taxes, net	(324)	(59)	(383)
Equity in income of joint ventures, net	8,372	1,730	10,102

Net income	44,320	11,427	55,747

Net income attributable to noncontrolling interests	(3,591)	(1,412)	(5,003)

Net income attributable to the company	40,729	10,015	50,744

Net income available to the company's common shareholders	$40,729	$10,015	50,744

Note 3. Reclassification Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations

The reclassification adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021 to conform with Kimco's historical presentation are as follows:

•	Reclassification of $3.5 million from Management and other fee income to Revenues from rental properties, net

•	Reclassification of $1.8 million from Operating and maintenance expense to Rent expense

•	Reclassification of $0.6 million from General and administrative expense to $0.4 million in Operating and maintenance expense and $0.2 million to Other income, net

Note 4. Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021

The historical amounts include Kimco’s actual operating results for the period presented, as filed with the SEC on Form 10-K for the year ended December 31, 2021.  The historical financial information of WRI represents the operations of WRI for the period January 1, 2021 to August 2, 2021, the date immediately preceding the effective date of the Merger.  The financial information for this period is derived from the books and records of WRI.  The pro forma adjustments to historical amounts, including rental property revenue, depreciation and amortization, other income, net, interest expense, equity in income of joint ventures, net and net income attributable to noncontrolling interest, are presented in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, assuming the Merger occurred on January 1, 2021. The following are the explanations for the adjustments to revenues, costs and expenses, and equity in income of investments in real estate joint ventures included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021:

Merger Adjustments

a. Revenues from Rental Properties

The historical revenues from rental properties, net for Kimco and WRI represents contractual, straight-line rents and amortization of above-market and below-market rents associated with the leases in effect during the periods presented. The adjustments included in the unaudited pro forma condensed combined statement of operations are presented to adjust contractual rental property revenue to a straight-line basis and to amortize above-market and below-market rents in accordance with Accounting Standards Codification 805-10, Business Combinations, as if the Merger had occurred on January 1, 2021. For purposes of the unaudited pro forma condensed combined statement of operations, the estimated above-market and below-market rents are amortized or accreted to revenue over the weighted average amortization period of the respective leases, which were 10.1 years and 31.5 years, respectively.

The following table summarizes the adjustments made to minimum rent for the real estate properties acquired as part of the Merger for the year ended December 31, 2021 (in thousands):

Year Ended December 31, 2021
Pro forma straight-line rent	$5,986
Pro forma above-market and below-market leases amortization, net	(525)
Elimination of WRI historical straight-line rent	(4,909)
Elimination of WRI historical above-market and below-market leases amortization, net	(2,992)
Adjustment to revenues from rental properties	$(2,440)

b. Depreciation and Amortization Expense

Depreciation and amortization is calculated, for purposes of the unaudited pro forma condensed combined statement of operations, based on estimated useful lives for building and site improvements, and the remaining contractual, in-place lease term for intangible lease assets and liabilities. Kimco uses the straight-line method for all depreciation and amortization. The useful life of a particular building depends upon a number of factors including the condition of the building upon acquisition. For purposes of the unaudited pro forma condensed combined statement of operations, the useful life for buildings is 50 years; the useful life for site improvements is 45 years; and the weighted average amortization period for remaining contractual, in-place lease terms is 6.0 years. As Kimco would have commenced depreciation and amortization on January 1, 2021, the depreciation and amortization expense included in the WRI’s historical financial statements has been reversed so that the unaudited pro forma condensed combined statement of operations reflect the depreciation and amortization that Kimco would have recorded.

The following table summarizes pro forma depreciation and amortization by asset category for the properties acquired in the Merger that would have been recorded for the year ended December 31, 2021, less the reversal of depreciation and amortization included in WRI’s historical financial statements (in thousands):

Year Ended December 31, 2021
Pro forma depreciation expense for building and improvements	$(47,697)
Pro forma amortization expense of in-place leases	(102,102)
Elimination of WRI historical depreciation and amortization	91,726
Adjustment to depreciation and amortization expense	$(58,073)

c. Other income, net

Represents an adjustment for costs incurred by WRI in connection with the Merger which are included in the cash consideration paid by Kimco at closing.

d. Interest Expense

The adjustments to interest expense related to the Merger represent (i) amortization of above-market debt values created by marking the assumed WRI’s debt to fair market value, (ii) elimination of WRI’s historic amortization of above-market debt fair market value and (iii) elimination of WRI’s historic amortization of deferred financing costs and premium/discount on notes payable.

The following table summarizes the adjustments to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 (in thousands):

Year Ended December 31, 2021
Pro forma reduction in interest expense from repaying WRI’s revolving credit facility	$467
Pro forma amortization of above-market debt	21,558
Elimination of WRI historical interest rate swap expense	(515)
Elimination of WRI historical amortization of deferred financing costs, and premium/discount on notes payable, net and above-market debt fair market value	1,382
Adjustment to interest expense	$22,892

e. Equity in Income of Investments in Real Estate Joint Ventures

Represents the additional depreciation and amortization expense recognized for basis differences arising between the fair value of underlying assets versus carryover basis. Also includes adjustments to contractual rental property revenue to a straight-line basis and to amortize above and below-market rents.

f. Net Income Attributable to Noncontrolling Interests

Represents noncontrolling interests share of pro forma adjustments to net income.

g. Weighted-Average Shares

The unaudited pro forma adjustment to shares outstanding used in the calculation of basic and diluted earnings per share are based on the combined basic and diluted weighted average shares, as if the Merger had occurred on January 1, 2021, as follows (in thousands):

Year Ended December 31, 2021
Kimco weighted-average common shares outstanding, basic - historical basis	506,248
Shares of Kimco common stock issued to WRI shareholders, basic – pro forma basis	105,164
Weighted-average shares of Kimco common stock, basic – pro forma basis	611,412
Incremental shares of Kimco common stock to be issued for equity awards and assumed conversion of convertible units	4,363
Weighted-average shares of Kimco common stock, diluted – proforma basis	615,775